UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2025

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter)

California	1-14523	95-2086631
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block 1008 Toa Payoh North, Unit 03-09
Singapore 318996
(Address of Principal Executive Offices) (Zip Code)

(65) 6265 3300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TRT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b2 of the Securities Exchange Act of 1934 (17 CFR 240.12b2) Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

On December 10, 2025, Trio-Tech International, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below:

Proposal 1. Election of directors

	For	Withheld

S. W. Yong	2,758,647	402,020
Richard M. Horowitz	2,015,332	498,419
Victor H. M. Ting	1,882,058	631,693
Jason T. Adelman	1,561,427	362,256

The Company’s Directors are elected by a plurality of the votes cast.  Stockholders elected S. W. Yong, Richard M. Horowitz, Victor H. M. Ting and Jason T. Adelman to serve as Directors on the Company’s Board of Directors until the end of their respective terms.

Proposal No. 2 – Advisory Vote to Approve Executive Compensation

	For	Against	Abstain
Votes	2,206,543	12,650	308,770

The vote required to approve the non-binding advisory vote on executive compensation paid to the Company’s named executive officers was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as reported in the Company’s definitive proxy statement, as amended, filed on October 23, 2025.

Proposal No. 3 – Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

	1 Year	2 Years	3 Years	Abstain
Votes	604,918	146,369	1,511,762	264,914

Based upon the results of the advisory votes of this Proposal No. 3, the Board has determined that a non-binding advisory vote on executive compensation will be presented to stockholders every three years. The next required vote on the frequency of such advisory vote on executive compensation will be at the Company’s 2031 Annual Meeting of Stockholders.

Proposal 4. Ratification of Mazars LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending June 30, 2026

	For	Against	Abstain
Votes	3,174,789	33,639	4,575

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast at the Annual Meeting. Accordingly, stockholders ratified the appointment of Mazars LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending June 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIO-TECH INTERNATIONAL

Date: December 11, 2025	By:	/s/ Srinivasan Anitha
Srinivasan Anitha Chief Financial Officer